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                               UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549


                                 FORM 8-K


                              CURRENT REPORT


                    PURSUANT TO SECTION 13 OR 15(d) OF
                    THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (date of earliest event reported): August 4, 2000


                            YARC SYSTEMS CORPORATION, INC.
_____________________________________________________________________________
            (Exact name of Registrant as specified in its charter)

         CALIFORNIA                   000-29969            77-0185650
_____________________________        ___________          ___________________

 (State or other jurisdiction        (Commission          (I.R.S. Employer
      of incorporation)              File Number)         Identification No.)


900 CALLE PLANO, UNITS J, K, CAMARILLO, CA                     93012
(Address of principal executive offices)                     (Zip Code)


Registrant's telephone number, including area code: (805)482-1879

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Item 5.  Other Events

On August 4, 2000 Mr Joseph P LaBruna executed an agreement to settle a lawsuit filed in March 1999 against YARC, its Chairman, Dr Trevor Marshall, and Does 1 through 20. A copy of the settlement is attached as Exhibit 2. A copy of the lawsuit is attached as Exhibit 3.

On August 7, 2000, YARC issued the Press Release in Exhibit 1.


Exhibits

99-1  Press Release, dated August7, 2000, notifying investors of the settlement

99-2  Copy of the Settlement document

99-3  Copy of the Lawsuit filed by Mr LaBruna

                                 SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                 YARC SYSTEMS CORPORATION, INC.
                                 Registrant


Dated: AUGUST 7, 2000            By  /s/ Trevor G Marshall
                                 _______________________

                                 Trevor G Marshall
                                 Chairman and Chief Executive Officer
                                 (Principal Executive Officer)